UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BASIC EARTH SCIENCE SYSTEMS, INC.
 (Name of Registrant as Specified In Its Charter)

Not Applicable
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Basic Earth Science Systems, Inc.
633 17th Street, Suite 1645
Denver, CO 80202-3625
(303) 296-3076

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to be Held on December 8, 2008

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

Dear Shareholder:

The Basic Earth Science Systems Annual Meeting of Shareholders of Basic Earth Science Systems, Inc. (the Company) will be held at The Brown Palace Hotel, Tabor-Stratton Room, 321 Seventeenth Street, Denver, CO 80202 on December 8, 2008 at 2:00 p.m. Mountain Time.

Proposals to be considered at the Annual Meeting:

1.	Election of the following three Directors: Ray Singleton, Monroe Robertson, and Richard Rodgers

The Board of Directors recommends that you vote FOR the above proposals

The Board of Directors has fixed the close of business on October 27, 2008 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice or and to vote at the Annual Meeting or any adjournment(s) thereof. Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of the Proxy Materials, you must request them.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed on the reverse side on or before November 28, 2008 to facilitate timely delivery.

IMPORTANT ANNUAL MEETING OF SHAREHOLDERS INFORMATION – YOUR VOTE COUNTS!

The following Proxy Materials are available to you to review online at www.basicearth.net/investorrelations:

·	The Company’s Notice of Annual Meeting and Proxy Statement (including all attachments thereto);
·	The Proxy Card;
·	The Company’s Annual Report for the year ended March 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and
·	Any amendments to the foregoing materials that are required to be furnished to shareholders.

Here’s how to order a copy of the Proxy Materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies:  Current and future email delivery requests must be submitted via the Internet following the instructions below.  If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the control number, P* account number, and share amount in the top left corner on the reverse side when requesting a set of proxy materials or when you want to vote your proxy electronically.

à	Internet – Go to www.basicearth.net/investorrelations. Click on “2008 Annual Report and Proxy Statement” and print.
à	Telephone - Call us free of charge at 1-800-798-6112 and ask to speak to Investor Relations.
à
Email – Send an email to info@basicearth.net with “Proxy Materials” in the subject line.  Include in the message your full name and address and state in the email that you want a paper copy of current meeting materials.  You can also state your preference to receive a paper copy for future meetings.

Easy Online Access – A Convenient Way to View Proxy Materials and Vote.
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.basicearth.net/investorrelations to view the materials.
Step 2: Click on Cast Your Vote.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

PLEASE NOTE THAT YOU CANNOT VOTE BY RETURNING THIS NOTICE.  To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card.